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                                                                   EXHIBIT 10.40

                                 AMENDMENT NO. 2
                                       TO
                             ICE CREAM PARTNERS USA
                SUPPLEMENTAL MANAGEMENT RETIREMENT & SAVINGS PLAN

         THIS AMENDMENT NO. 2 is made this 5th day of February, 2002, by NESTLE ICE CREAM COMPANY, LLC (formerly known as Ice Cream Partners USA, LLC), a Delaware limited liability company (hereinafter referred to as the "Company").

                              W I T N E S S E T H:

         WHEREAS, Ice Cream Partners USA, LLC established the Ice Cream Partners USA Supplemental Management Retirement & Savings Plan (hereinafter referred to as the "Plan"), effective June 1, 2000; and

         WHEREAS, the legal name of Ice Cream Partners USA, LLC has been changed to "Nestle Ice Cream Company, LLC;" and

         WHEREAS, the right of the Company to make certain amendments to the Plan was reserved pursuant to Section 10.1 of the Plan; and

         WHEREAS, it is the desire of the Company to amend the Plan in order to reflect the Company's legal name;

         NOW, THEREFORE, pursuant to Section 10.1 of the Plan, the Company hereby amends the Plan, effective January 1, 2002, as follows:

                  The Ice Cream Partners USA Supplemental Management Retirement & Savings Plan shall be named the "Nestle Ice Cream Company Supplemental Management Retirement & Savings Plan."

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         IN WITNESS WHEREOF, the Company, by its duly authorized officers, has caused this Amendment No. 2 to be executed as of the day and year first above written.

                                         NESTLE ICE CREAM COMPANY, LLC
                                                   ("Company")


                                         By: /s/ Michelle M. Durmick
                                            --------------------------

                                         And: /s/ James Dintamen
                                             -------------------------


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